CONSENT OF ERNST & YOUNG LLP,

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Independent Registered Public Accounting Firm” and “Financial Highlights” in the Preliminary Combined Prospectus/Proxy Statement dated December 2, 2011 of WT Mutual Fund and MTB Group of Funds included in this registration statement (Form N-14) of MTB Group of Funds, the caption “Representations of the MTB Trust” in the Agreement and Plan of Reorganization included in this Registration Statement, the captions “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus of MTB Group of Funds dated August 31, 2011, incorporated by reference in this Registration Statement, and the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information of MTB Group of Funds dated August 31, 2011, incorporated by reference in this Registration Statement, and to the incorporation by reference in this Registration Statement of our reports on the MTB Money Market Fund, MTB U.S. Government Money Market Fund, MTB Tax-Free Money Market Fund, MTB Intermediate-Term Bond Fund, MTB Income Fund and MTB International Equity Fund (each a series of MTB Group of Funds), dated June 29, 2011, included in the 2011 Annual Reports to shareholders.

/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania

November 29, 2011

CONSENT OF ERNST & YOUNG LLP,

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Independent Registered Public Accounting Firm” and “Financial Highlights” in the Preliminary Combined Prospectus/Proxy Statement dated December 2, 2011 of WT Mutual Fund and MTB Group of Funds included in this registration statement (Form N-14) of MTB Group of Funds, the caption “Representations of the WT Trust” in the Agreement and Plan of Reorganization included in this Registration Statement, the captions “Financial Highlights” in the Prospectuses of WT Mutual Fund dated November 1, 2011, incorporated by reference in this Registration Statement, and the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information of WT Mutual Fund dated November 1, 2011, incorporated by reference in this Registration Statement, and to the incorporation by reference in this Registration Statement of our reports on the Wilmington Prime Money Market Fund, Wilmington U.S. Government Money Market Fund, Wilmington Tax-Exempt Money Market Fund, Wilmington Short/Intermediate-Term Bond Fund, Wilmington Municipal Bond Fund, Wilmington Broad Market Bond Fund, Wilmington Large-Cap Strategy Fund, Wilmington Small-Cap Strategy Fund, Wilmington Aggressive Asset Allocation Fund, Wilmington Conservative Asset Allocation Fund, Wilmington Multi-Manager International Fund and Wilmington Multi-Manager Real Asset Fund (each a series of WT Mutual Fund), dated August 25, 2011 and August 29, 2011, included in the 2011 Annual Reports to shareholders.

/s/ERNST & YOUNG LLP

Philadelphia, Pennsylvania

November 29, 2011